EXHIBIT 99.1

September 21, 2006

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of New Albertson’s, Inc.’s Form 8-K dated September 21, 2006, and have the following comments:

1.	We agree with the statements made in section (1) of Item 4.01.

2.	We have no basis on which to agree or disagree with the statements made in section (2) of Item 4.01.

Yours truly,

/s/ Deloitte & Touche LLP